EXHIBIT 99.4

WETRADE GROUP INC.

Whistleblower Policy

WeTrade Group Inc. (the “Corporation”) is committed to maintaining the highest standards of business conduct and ethics in its accounting standards and disclosures, internal accounting controls, and audit practices. It is the policy of the Corporation to comply with and require its directors, officers, and employees to comply with all applicable legal and regulatory requirements relating to corporate reporting and disclosure, accounting and auditing controls and procedures, securities compliance and other matters pertaining to fraud against shareholders. Every employee has the responsibility to assist the Corporation in meeting these requirements.

The Corporation’s internal controls and corporate reporting and disclosure procedures are intended to prevent, deter and remedy any violation of the applicable laws and regulations that relate to corporate reporting and disclosure, accounting and auditing controls and procedures, securities compliance and other matters pertaining to fraud against the shareholders. Even the best systems of control and procedures, however, cannot provide absolute safeguards against such violations. The Corporation has a responsibility to investigate and, if required, report to appropriate governmental authorities, any violations relating to corporate reporting and disclosure, accounting and auditing controls and procedures, securities compliance and other matters pertaining to fraud against shareholders, and the actions taken by the Corporation to remedy such violations.

This policy governs the process through which employees and others, either directly or anonymously, can notify the Corporation’s Audit Committee of potential violations or concerns. In addition, this policy establishes a mechanism for responding to, and keeping records of, complaints from employees and others regarding such potential violations or concerns.

I.	Reporting Alleged Violations or Concerns

If an employee reasonably believes that any Corporation employee or other person acting on behalf of the Corporation has violated any legal or regulatory requirements or internal policy relating to accounting standards and disclosures, internal accounting controls, or matters related to the internal or external audit of the Corporation’s financial statements, the employee should immediately report his or her concern to the chairman of the Audit Committee at the whistleblower email address that will be published on the Company’s website.

If an employee is not comfortable reporting a concern to the Audit Committee Chairman, he or she should report the concern to any supervisor or member of management whom he or she is comfortable approaching. Any manager or other supervisory employee who receives a report of an alleged violation must immediately forward the report to the Audit Committee Chairman.

The Audit Committee is composed entirely of directors of the Corporation who are independent of the officers and management of the Corporation. The Audit Committee is solely responsible for investigating and responding to reports of violations regarding accounting standards and disclosures, internal accounting controls, or matters related to the internal or external audit of the Corporation’s financial statements.

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Reports of alleged violations may be submitted to the Audit Committee anonymously if the employee desires. Although anonymous reports may be submitted via any of the above methods, reports submitted by e-mail or telephone tend to be less likely to remain anonymous and confidential than those submitted in writing. All reports of alleged violations, whether or not they were submitted anonymously, will be kept in strict confidence to the extent possible, consistent with the Corporation’s need to conduct an adequate investigation.

Reports of alleged violations should be factual, rather than speculative or conclusory, and should contain as much specific detail as possible to allow for proper assessment. The complaint describing an alleged violation or concern should be candid and should set forth all of the information that the employee knows regarding the allegation or concern. In addition, the complaint should contain sufficient corroborating information to support the commencement of an investigation. The Corporation may, in its reasonable discretion, determine not to commence an investigation if a complaint contains only unspecified or broad allegations of wrongdoing without appropriate factual support.

II.	Investigation of Complaints

Upon receipt of a complaint alleging a violation of any state or federal law or internal policy regarding accounting standards and disclosures, internal accounting controls, or matters related to the internal or external audit of the Corporation’s financial statements, the Audit Committee, or a designated member of the Committee, will make a determination as to whether a reasonable basis exists for commencing an investigation into the conduct alleged in the complaint. If the Audit Committee or its designated member concludes that an investigation is warranted, it shall take appropriate measures to implement a thorough investigation of the allegations. The Audit Committee shall have the authority to obtain assistance from the Corporation’s management, counsel or auditors, or to retain separate outside legal or accounting expertise as it deems necessary or desirable in order to conduct the investigation.

At each meeting of the Audit Committee, the Committee will discuss the status of any ongoing investigation and review the resolution of each complaint submitted since the previous meeting of the Committee, whether or not the complaint resulted in the commencement of a formal investigation.

III.	Corrective Action

The Audit Committee is ultimately responsible for determining the validity of each complaint and fashioning, with the input of its advisors and Corporation management, if requested, the appropriate corrective action. The Committee shall report any legal or regulatory noncompliance to Corporation management and ensure that management takes corrective action including, where appropriate, reporting any violation to relevant governmental authorities.

Any director, officer, or employee deemed to have violated any law, rule or regulation, or any internal policy regarding accounting standards and disclosures, internal accounting controls, or matters related to the internal or external audit of the Corporation’s financial statements, may be subject to disciplinary action, up to and including termination.

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IV.	No Retaliation.

Employees should feel confident to report violations as described above or to assist in investigations of such alleged violations. The Corporation will not tolerate retaliation or discrimination of any kind by or on behalf of the Corporation and its employees against any employee making a good faith complaint of, or assisting in the investigation of, any violation of government laws, rules, or regulations, the Corporation’s Code of Business Conduct and Ethics, internal policies regarding accounting standards or disclosures, internal accounting controls, or matters related to the internal or external audit of the Corporation’s financial statements.

V.	Retention of Complaints and Documents

The Audit Committee shall retain all documents and records regarding any complaint for a period of five (5) years.

It is against the Corporation’s policy to destroy any corporate audit or other records that are subject to or related to an investigation by the Corporation or any federal, state or regulatory body.

VI.	Compliance With This Policy

All employees must follow the procedures outlined in this policy and cooperate with any investigation initiated pursuant to this policy. Adhering to this policy is a condition of employment. The Corporation must have the opportunity to investigate and remedy any alleged violations or employee concerns, and each employee must ensure that the Corporation has an opportunity to undertake such an investigation.

This policy does not constitute a contractual commitment of the Corporation. This policy should not be construed as preventing, limiting, or delaying the Corporation from taking disciplinary action against any individual, up to and including termination, in circumstances (such as, but not limited to, those involving problems of performance, conduct, attitude, or demeanor) where the Corporation deems disciplinary action appropriate.

This policy in no way alters an employee’s at-will employment status with the

Corporation. Either the Corporation or an employee can terminate the employment relationship at the Corporation at any time, for any reason or no reason, with or without cause, warning, or notice.

VII.	Testing

The e-mail address for this policy is tested quarterly by the Corporation’s independent audit firm and the Chairperson of the Audit Committee provides written confirmation to the independent audit firm that the test e-mails have been received.

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